Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
Income (loss) from continuing operations before income taxes consists of the following:

	Year Ended December 31
(in thousands)	2017	2016	2015
U.S.	$134,276	$227,457	$(142,705)
Non-U.S.	48,513	23,201	21,815
	$182,789	$250,658	$(120,890)

The (benefit from) provision for income taxes on income (loss) from continuing operations consists of the following:

(in thousands)	Current	Deferred	Total
Year Ended December 31, 2017
U.S. Federal	$10,743	$(153,217)	$(142,474)
State and Local	5,930	3,306	9,236
Non-U.S.	10,079	3,459	13,538
	$26,752	$(146,452)	$(119,700)
Year Ended December 31, 2016
U.S. Federal	$56,342	$33,959	$90,301
State and Local	6,325	(5,164)	1,161
Non-U.S.	8,463	(18,725)	(10,262)
	$71,130	$10,070	$81,200
Year Ended December 31, 2015
U.S. Federal	$5,728	$20,890	$26,618
State and Local	402	(10,749)	(10,347)
Non-U.S.	2,441	1,788	4,229
	$8,571	$11,929	$20,500

The provision for income taxes on continuing operations differs from the amount of income tax determined by applying the U.S. Federal statutory rate of 35% to the income (loss) from continuing operations before taxes as a result of the following:

	Year Ended December 31
(in thousands)	2017	2016	2015
U.S. Federal taxes at 35% statutory rate	$63,976	$87,731	$(42,311)
State and local taxes, net of U.S. Federal tax	6,949	(2,965)	(3,441)
Valuation allowances against state tax benefits, net of U.S. Federal tax	(946)	3,196	(3,285)
Deferred taxes on future distributions of unremitted non-U.S. subsidiary earnings	1,606	1,993	2,688
Valuation allowances against other non-U.S. income tax benefits	(1,935)	(12,688)	431
Stock-based compensation	(6,023)	—	—
Goodwill impairments and dispositions	—	(5,631)	63,889
U.S. Federal Manufacturing Deduction tax benefits	(1,329)	(6,012)	(625)
Write-off of deferred taxes related to intercompany loans	—	10,965	—
Deferred tax impact of U.S. Federal tax rate reduction to 21%, net of state tax impact	(153,336)	—	—
Deferred tax benefit on unremitted non-U.S. subsidiary earnings related to the Tax Act	(28,324)	—	—
Other, net	(338)	4,611	3,154
(Benefit from) Provision for Income Taxes	$(119,700)	$81,200	$20,500

The Tax Act was enacted on December 22, 2017, making significant changes to the Internal Revenue Code. The SEC staff issued Staff Accounting Bulletin No. 118 (SAB 118) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Act and allows the registrant to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. The Company has not recognized any provisional tax expense related to the one-time transition tax, and recognized provisional tax benefits on the revaluation of deferred tax balances and included these estimates in its Consolidated Financial Statements for the year ended December 31, 2017. The ultimate impact may materially differ from these provisional amounts, due to, among other things, additional analysis, changes in interpretations and assumptions the Company made, additional regulatory guidance that may be issued, and actions the Company may take as a result of the Tax Act. In accordance with SAB 118, the Company has calculated a reasonable estimate of the impact of the Tax Act and recorded a provisional amount in its financial statements based on its understanding of the Tax Act and guidance available as of the date of this filing.
Changes as a result of the Tax Act include, but are not limited to, a reduction in the federal corporate income tax rate from 35% to 21% effective January 1, 2018; the imposition of a one-time transition tax on historic earnings of certain non-U.S. subsidiaries that were previously tax deferred; and the imposition of new U.S. taxes on certain non-U.S. earnings. The U.S. Federal corporate income tax rate change resulted in a one-time, non-cash benefit and corresponding reduction of our U.S. Federal deferred tax liabilities, net of the state tax impact, of $153.3 million, which was recorded in the fourth quarter of 2017, the period in which the legislation was enacted. The Company estimates that it will not incur, and did not record, any liability with respect to the one-time U.S. transition tax imposed by the Tax Act on unremitted non-U.S. subsidiary earnings. The Company estimates that unremitted non-U.S. subsidiary earnings, when distributed, will not be subject to tax except to the extent non-U.S. withholding taxes are imposed. Accordingly, the Company recorded net deferred tax benefits and a corresponding reduction in deferred tax liabilities of $28.3 million in the fourth quarter of 2017 with respect to unremitted non-U.S. subsidiary earnings. Approximately $1.6 million of deferred tax liabilities remain recorded on the books with respect to future non-U.S. withholding taxes the Company estimates may be imposed on future cash distributions. The Company estimates that it will not receive a future U.S. tax benefit for $2.5 million of existing foreign tax credit carryovers as a result of the Tax Act changes; accordingly, the Company established a full valuation allowance of $2.5 million at December 31, 2017.
In March 2016, the FASB issued new guidance that requires all excess tax benefits and tax deficiencies related to stock-based compensation to be recognized in the income statement. The Company adopted the new guidance as of January 1, 2017. As a result of the adoption, the Company recognized $6.0 million in excess tax benefits related to stock-based compensation in 2017. Excess tax benefits and tax deficiencies that occurred prior to January 1, 2017 were not recognized in the income statement, and were instead recorded to additional paid-in capital.
During 2016, certain intercompany loans were capitalized and other intercompany loans were designated as long-term investments, resulting in the write-off of $11.0 million in U.S. deferred tax assets. Also, the Company benefited from a favorable $5.6 million out of period deferred tax adjustment related to the KHE goodwill impairment recorded in the third quarter of 2015.
During 2015, in addition to the income tax provision for continuing operations presented above, the Company also recorded tax expense on discontinued operations. Income from discontinued operations and net (loss) gain on dispositions of discontinued operations have been reclassified from previously reported income from operations and reported separately as income from discontinued operations, net of tax. Tax expense of $27.8 million was recorded in discontinued operations in 2015.
Deferred income taxes consist of the following:

	As of December 31
(in thousands)	2017	2016
Accrued postretirement benefits	$5,333	$9,444
Other benefit obligations	78,815	120,792
Accounts receivable	5,481	10,780
State income tax loss carryforwards	35,434	23,178
U.S. Federal income tax loss carryforwards	2,857	6,212
U.S. Federal foreign income tax credit carryforwards	2,522	1,921
Non-U.S. income tax loss carryforwards	18,797	19,246
Non-U.S. capital loss carryforwards	2,336	1,929
Other	26,546	44,401
Deferred Tax Assets	178,121	237,903
Valuation allowances	(48,742)	(41,319)
Deferred Tax Assets, Net	$129,379	$196,584
Property, plant and equipment	11,248	13,591
Prepaid pension cost	283,604	349,878
Unrealized gain on available-for-sale securities	70,827	61,964
Goodwill and other intangible assets	109,428	132,997
Non-U.S. withholding tax	1,606	—
Deferred Tax Liabilities	$476,713	$558,430
Deferred Income Tax Liabilities, Net	$347,334	$361,846

The Company has $635.1 million of state income tax net operating loss carryforwards available to offset future state taxable income. State income tax loss carryforwards, if unutilized, will start to expire approximately as follows:

(in millions)
2018	$8.3
2019	2.6
2020	18.3
2021	20.1
2022	1.0
2023 and after	584.8
Total	$635.1

The Company has recorded at December 31, 2017, $35.3 million in deferred state income tax assets, net of U.S. Federal income tax, with respect to these state income tax loss carryforwards. The Company has established $33.3 million in valuation allowances against these deferred state income tax assets, since the Company has determined that it is more likely than not that the majority of state tax losses may not be fully utilized in the future to reduce state taxable income.
The Company has $13.5 million of U.S. Federal income tax loss carryforwards obtained as a result of prior stock acquisitions. U.S. Federal income tax loss carryforwards are expected to be fully utilized as follows:

(in millions)
2018	$3.6
2019	3.3
2020	3.3
2021	1.1
2022	0.9
2023 and after	1.3
Total	$13.5

The Company has established at December 31, 2017, $2.9 million in U.S. Federal deferred tax assets with respect to these U.S. Federal income tax loss carryforwards.
For U.S. Federal income tax purposes, the Company has $2.5 million of foreign tax credits available to be credited against future U.S. Federal income tax liabilities. If unutilized, $0.7 million of these foreign tax credits will expire in 2024, $0.7 million will expire in 2025, $0.7 million will expire in 2026, and $0.4 million will expire in 2027. The Company has established at December 31, 2017, $2.5 million of U.S. Federal deferred tax assets with respect to these U.S. Federal foreign tax credit carryforwards; however, due to changes to the rules relating to foreign tax credits under the Tax Act, a valuation allowance against these deferred tax assets was established during the fourth quarter of 2017 since the Company determined that it is more likely than not its foreign tax credit carryforwards may not be fully utilized in the future to reduce U.S. Federal income taxes.
The Company has $68.4 million of non-U.S. income tax loss carryforwards, as a result of operating losses and carryforwards obtained through prior stock acquisitions that are available to offset future non-U.S. taxable income and has recorded, with respect to these losses, $18.8 million in non-U.S. deferred income tax assets. The Company has established $5.6 million in valuation allowances against the deferred tax assets recorded for the portion of non-U.S. tax losses that may not be fully utilized to reduce future non-U.S. taxable income. The $68.4 million of non-U.S. income tax loss carryforwards consist of $57.4 million in losses that may be carried forward indefinitely; $7.0 million of losses that, if unutilized, will expire in varying amounts through 2022; and $3.9 million of losses that, if unutilized, will start to expire after 2022.
The Company has $7.8 million of non-U.S. capital loss carryforwards that may be carried forward indefinitely and are available to offset future non-U.S. capital gains. The Company recorded a $2.3 million non-U.S. deferred income tax asset for these non-U.S. capital loss carryforwards and has established a full valuation allowance against this non-U.S. deferred tax asset since the Company has determined that it is more likely than not that the capital loss carryforwards may not be fully utilized to reduce taxable income in the future.
Deferred tax valuation allowances and changes in deferred tax valuation allowances were as follows:

(in thousands)	Balance at Beginning of Period	Tax Expense and Revaluation	Deductions	Balance at End of Period
Year ended
December 31, 2017	$41,319	$7,423	$—	$48,742
December 31, 2016	$69,545	$4,709	$(32,935)	$41,319
December 31, 2015	$65,521	$4,024	$—	$69,545

The Company has established $38.0 million in valuation allowances against deferred state tax assets recognized, net of U.S. Federal tax. As stated above, approximately $33.3 million of the valuation allowances, net of U.S. Federal income tax, relate to state income tax loss carryforwards. The Company has established valuation allowances against deferred state income tax assets, without considering potentially offsetting deferred tax liabilities established with respect to prepaid pension cost and goodwill for the state jurisdictions that do not conform to the U.S. indefinite carryforward period for losses generated after December 31, 2017. Prepaid pension cost and goodwill have not been considered a source of future taxable income for realizing those state deferred tax assets recognized since these temporary differences are not likely to reverse in the foreseeable future. The valuation allowances established against deferred state income tax assets may increase or decrease within the next 12 months, based on operating results or the market value of investment holdings. The Company will be monitoring future results on a quarterly basis to determine whether the valuation allowances provided against deferred state tax assets should be increased or decreased, as future circumstances warrant. The Company anticipates that the education division may release valuation allowances against state deferred tax assets of approximately $22.7 million within the next 12 months, as the education division may generate positive operating results that would support the realization of these deferred tax assets.
The Company has established $8.2 million in valuation allowances against non-U.S. deferred tax assets, and, as stated above, $5.6 million of the non-U.S. valuation allowances relate to non-U.S. income tax loss carryforwards and $2.3 million relate to non-U.S. capital loss carryforwards. In addition, the Company has established $0.3 million in valuation allowances against other non-U.S. deferred tax assets.
Deferred U.S. Federal and state income taxes had historically been recorded with respect to undistributed earnings of investments in non-U.S. subsidiaries to the extent taxable dividend income would be recognized if such earnings were distributed. Deferred income taxes recorded with respect to undistributed earnings of investments in non-U.S. subsidiaries were recorded net of foreign tax credits with respect to such undistributed earnings estimated to be creditable against future U.S. Federal tax liabilities. At December 31, 2016, net U.S. Federal and state deferred income tax liabilities of approximately $23.8 million were recorded with respect to undistributed earnings of investments in non-U.S. subsidiaries based on the year-end position.
As noted above, the Company removed its net U.S. federal and state deferred tax liabilities on undistributed earnings of investments in non-U.S. subsidiaries because the Company does not expect to pay any transition tax under the Tax Act. Further, the Tax Act provides a 100% dividends received deduction for distributions from non-U.S. subsidiaries after December 31, 2017, subject to certain holding period requirements. The Tax Act establishes a new regime, the Global Intangible Low Taxed Income (GILTI) tax, that may currently subject to U.S. tax the operations of non-U.S. subsidiaries. The GILTI tax is imposed annually based on all current year non-U.S. operations starting January 1, 2018. The Company has not yet decided whether to elect to record the GILTI tax regime as either a deferred tax accounting item or as a periodic tax expense, and is not yet able to quantify the 2017 tax provision impact, if any. Accordingly, the Company has not made any tax provision adjustment with respect to the new GILTI tax in the 2017 tax provision.
The book value of investments in the stocks of non-U.S. subsidiaries exceeded the tax basis by approximately $113.2 million and $103.3 million at December 31, 2017 and 2016. If the investment in non-U.S. subsidiaries were held for sale instead of being held indefinitely, it is possible additional U.S. Federal and state tax liabilities may be recorded, but calculation of the tax due is not practicable.
The Company does not currently anticipate that within the next 12 months there will be any events requiring the establishment of any valuation allowances against U.S. Federal net deferred tax assets.
In the third quarter of 2016, the Company released $19.3 million of valuation allowance previously recorded on its operations in Australia, as the Company determined that it was more likely than not that the benefit of the net deferred tax assets would be realized based on improved operating results. The remaining valuation allowances established against non-U.S. deferred tax assets are recorded at the education division and other businesses. The remaining non-U.S. valuation allowances may increase or decrease within the next 12 months, based on operating results. As a result, the Company is unable to estimate the potential tax impact, given the uncertain operating environment. The Company will be monitoring future education division and other businesses’ operating results and projected future operating results on a quarterly basis to determine whether the valuation allowances provided against non-U.S. deferred tax assets should be increased or decreased, as future circumstances warrant.
During 2017, the Internal Revenue Service (IRS) completed its examination of the Company’s 2013 tax return and the Company received a $9.7 million refund primarily related to capital loss carryforwards. The Company is no longer under examination by the IRS, and has not been contacted by the IRS about any further examinations. Barring the start of another IRS examination, the Company expects that the U.S. Federal statute of limitations for the 2013 and 2014 tax years will expire in July 2018 and September 2018, respectively. The Company files income tax returns with the U.S. Federal government and in various state, local and non-U.S. governmental jurisdictions, with the consolidated U.S. Federal tax return filing considered the only major tax jurisdiction.
The Company endeavors to comply with tax laws and regulations where it does business, but cannot guarantee that, if challenged, the Company’s interpretation of all relevant tax laws and regulations will prevail and that all tax benefits recorded in the financial statements will ultimately be recognized in full.
The following summarizes the Company’s unrecognized tax benefits, excluding interest and penalties, for the respective periods:

	Year Ended December 31
(in thousands)	2017	2016	2015
Beginning unrecognized tax benefits	$17,331	$17,331	$19,817
Increases related to current year tax positions	—	—	—
Increases related to prior year tax positions	—	—	—
Decreases related to prior year tax positions	—	—	(2,486)
Decreases related to settlement with tax authorities	—	—	—
Decreases due to lapse of applicable statutes of limitations	—	—	—
Ending unrecognized tax benefits	$17,331	$17,331	$17,331

The unrecognized tax benefits mainly relate to state income tax filing positions applicable to the 2014 tax period. In making these determinations, the Company presumes that taxing authorities pursuing examinations of the Company’s compliance with tax law filing requirements will have full knowledge of all relevant information, and, if necessary, the Company will pursue resolution of disputed tax positions by appeals or litigation. Although the Company cannot predict the timing of resolution with tax authorities, the Company estimates that no portion of unrecognized tax benefits will be reduced in the next 12 months due to settlement with the tax authorities. However, due to lapse of statutes of limitations, the Company expects that approximately $15.7 million of the unrecognized tax benefits will be recognized, and the Company will record a $3.5 million state tax benefit, net of $0.7 million federal tax expense during 2018. Subsequently, the Company expects that a $1.7 million state tax benefit, net of $0.4 million federal tax expense, will reduce the effective tax rate in the future if recognized.
The Company classifies interest and penalties related to uncertain tax positions as a component of interest and other expenses, respectively. As of December 31, 2017, the Company has accrued $1.1 million of interest related to the unrecognized tax benefits. The Company has not accrued any penalties related to the unrecognized tax benefits.